                                                                   EXHIBIT 10.7



_______________________________________________________________________________


                         NDE ENVIRONMENTAL CORPORATION
                          PREEMPTIVE RIGHTS AGREEMENT


_______________________________________________________________________________


                          DATED AS OF OCTOBER 25, 1996

                               TABLE OF CONTENTS


SECTION 1.    DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . 1

SECTION 2.    RIGHTS OFFERING . . . . . . . . . . . . . . . . . . . . . 2

SECTION 3.    PREEMPTIVE RIGHTS . . . . . . . . . . . . . . . . . . . . 3

              3.1     TERMINATION OF PREEMPTIVE RIGHTS. . . . . . . . . 4

SECTION 4.    MISCELLANEOUS.  . . . . . . . . . . . . . . . . . . . . . 5

              4.1     RULES OF CONSTRUCTION . . . . . . . . . . . . . . 5

              4.2     NOTICES.    . . . . . . . . . . . . . . . . . . . 5

              4.3     SUCCESSORS AND ASSIGNS. . . . . . . . . . . . . . 5

              4.4     SEVERABILITY. . . . . . . . . . . . . . . . . . . 5

              4.5     AMENDMENTS. . . . . . . . . . . . . . . . . . . . 5

              4.6     GOVERNING LAW . . . . . . . . . . . . . . . . . . 5

                          PREEMPTIVE RIGHTS AGREEMENT


         This is the PREEMPTIVE RIGHTS AGREEMENT dated as of October 25, 1996 ("Agreement") by and between NDE ENVIRONMENTAL CORPORATION ("NDE"), a Delaware corporation and BANC ONE CAPITAL PARTNERS, L.P. ("BOCP"), an Ohio limited partnership, provided for in and entered into pursuant to the NOTE AND WARRANT PURCHASE AGREEMENT , as amended, restated, supplemented or otherwise modified from time to time ("Agreement") by and among BOCP, as purchaser, and NDE, TANKNOLOGY/NDE CORPORATION, USTMAN INDUSTRIES, INC., PROECO, INC., and TANKNOLOGY CANADA (1988), INC.

         NDE, together with its successors and assigns, is referred to as the "Company" and BOCP, together with its successors and assigns, is referred to as the "Holder." The Company and the Holder are referred to collectively as the "Parties" and individually as a "Party."

         THIS AGREEMENT IS ONE OF THE "RELATED DOCUMENTS" REFERRED TO IN THE PURCHASE AGREEMENT.

         In consideration of their mutual promises set forth in this Agreement and the Purchase Agreement, the Parties hereby agree as follows.

         SECTION 1.       DEFINITIONS

         All capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Purchase Agreement. The terms defined in the Purchase Agreement that are used with such definitions in this Agreement include:

"Board of Directors"
"Convertible Securities"
"Exercise Price"
"Involuntary Insolvency Default"
"Notice"
"Person"
"Qualified Public Offering"
"Voluntary Insolvency Default"

         SECTION 2.       RIGHTS OFFERING

         During the term of this Agreement and prior to the exercise of the Warrants, the Holder shall have the right to participate in any Rights Offering (as defined herein) upon the terms and subject to the conditions set forth in this section.

         (a)     Definitions. As used in this Agreement:

          (i) the term "Rights Offering" means any offering of Common Shares, Convertible Securities or other shares of Capital Stock of the Company or any distribution of rights to purchase Common Shares or Convertible Securities by or on behalf of the Company that is made substantially on a prorata basis among the holders of Common Shares;

          (ii) the term "Holder's Shares" means as of any date of determination the sum of (A) all Common Shares then owned of record by the Holder, which were acquired pursuant to any Related Document, (B) the maximum number of Common Shares then issuable to the Holder upon the full exercise of the Warrant, assuming the full exercisablity of the Warrant as of that date, and (C) the maximum number of Common Shares then issuable to the Holder upon the full conversion or exercise of all Convertible Securities then owned by the Holder or issuable to the Holder upon the full exercise of the Warrants, which were acquired pursuant to any Related Document, assuming the full convertibility or exercisablity of the Convertible Securities and Warrants as of that date;

         (iii) the term "Outstanding Shares" means as of any date of determination the sum of (A) all Common Shares (other than Common Share then owned by the Holder) outstanding as of such date, and (B) all Holder's Shares deemed to be outstanding as of such date; and

         (iv) the term "Holder's Prorata Share" means as of any date of determination the quotient of (A) the Holder's Shares as of such date, divided by (B) the Outstanding Shares as of such date.

         (b) Notice of Rights Offering. The Company shall give the Holder at least 30 days' prior Notice of each Rights Offering. Such Notice shall set forth: (i) the proposed commencement date for such Rights Offering; (ii) the number and description of the securities to be offered pursuant to the Rights Offering; and (iii) the purchase price for such securities and other material terms of the Rights Offering.

         (c) Manner of Exercise. The Holder may, in the sole exercise of its discretion, elect to participate in any such Rights Offering by giving Notice of its irrevocable election to participate to the Company at least five days prior to the proposed commencement date of such Rights Offering.

         (d) Participation by Holder. If it elects to participate in such Rights Offering, the Holder shall, to the exclusion of any other right to participate that it might have as a holder of Common Shares or otherwise, have the right to purchase, pursuant to such Rights Offering, securities of each type issued in such Rights Offering in a maximum number or amount equal to the Holder's Prorata Share of the total number or amount of each such type of security offered pursuant to such Rights Offering.

         SECTION 3.               PREEMPTIVE RIGHTS

         During the term of this Agreement and prior to any Qualified Public Offering (regardless of whether or not the Warrants have been exercised), the Holder shall have the right to participate in any Preemption Offering (as defined herein) upon the terms and subject to the conditions set forth in this section.

         (a) Definitions. As used in this Agreement, the term "Preemption Offering" means any offering of Common Shares, Convertible Securities or other shares of Capital Stock of the Company by or on behalf of the Company other than:

         (i) the issuance of Warrant Shares pursuant to the exercise of the Warrants;

         (ii)    any Rights Offering;

         (iii) the issuance or sale of Common Shares pursuant to any employee or director stock option plan of the Company approved by the Compensation Committee of the Board of Directors of NDE; provided, that (A) options are granted only with respect to Common Shares, (B) the maximum number of Common Shares subject to such options is 1,000,000 shares, (C) the minimum exercise price per Common Share is not less than the Exercise Price, (D) no options are granted to Persons other than officers, directors and employees of the Company or its subsidiaries, (E) no options are granted to any Person who was an employee of the Company prior to the Closing Date, and (F) the Compensation Committee consists of three members, at least one of whom has been designated by BOCP and at least two of whom are not officers or employees of the Company;

         (iv) the sale and issuance of Common Shares or Convertible Securities pursuant to any Qualified Public Offering; and

         (v) the sale and issuance of Common Shares of Convertible Securities in connection with any merger or acquisition transaction permitted or consented to pursuant to the Purchase Agreement.

                 (b) Notice of Preemption Offering. The Company shall give the Holder at least 30 days' prior Notice of each Preemption Offering. Such Notice shall set forth: (i) the proposed commencement date for such Preemption Offering; (ii) the number and description of the securities to be offered pursuant to the Preemption Offering; and (iii) the purchase price for such securities and other material terms of the Preemption Offering.

                 (c) Manner of Exercise. The Holder may, in the sole exercise of its discretion, elect to participate in any such Preemption Offering by giving Notice of its election to participate to the Company at least 5 days prior to the proposed commencement date of such Preemption Offering.

                 (d) Participation by Holder. If it elects to participate in such Preemption Offering, the Holder shall have the right to purchase, upon the same terms and condition as those provided for in such Preemption Offering, securities of each type issued in such Preemption Offering in a maximum number or amount equal to the Holder's Prorata Share of the total number or amount of each such type of security offered pursuant to such Preemption Offering.

                 (e) Unsold Securities. The Company may for a period of not more that 60 days after the commencement date for any Preemption Offering offer and sell the securities subject to such Preemption Offering, which were not sold to the Holder pursuant to this Agreement to any Person or Persons upon the terms and subject to the conditions of such Preemption Offering.

              3.1 TERMINATION OF PREEMPTIVE RIGHTS. The rights of the Holder under this Agreement and the obligations of the Company hereunder shall terminate upon the earliest to occur of the following events:

         (i) a Voluntary Insolvency Default or Involuntary Insolvency Default with respect to the Company;

         (ii)    consummation of a Qualified Public Offering;

         (iii)   the Holder's Prorata Share equals less than 5.0%; and

         (iv)    December 31, 2005.

         SECTION 4.               MISCELLANEOUS.

              4.1 RULES OF CONSTRUCTION. The rules of construction set forth in Section 12(i) of the Purchase Agreement are applicable to this Agreement.

              4.2 NOTICES. The notice provisions set forth in Section 12(j)of the Purchase Agreement are applicable to this Agreement.

              4.3 SUCCESSORS AND ASSIGNS. This Agreement and the rights and obligations of the Parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives. The rights of the Holder hereunder may not be assigned or otherwise transferred, except (i) in connection with the assignment of all of the unexercised Warrants as provided for in the Warrant Certificate, (ii) in connection with the sale of all, but not less that all, of the Holder's Shares and Warrants, or (iii) with the express written consent of the Company.

              4.4 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

              4.5 AMENDMENTS. Any amendment or modification of this Agreement shall be effective only if evidenced by a written instrument executed by duly authorized representatives of the Parties hereto. Any waiver by a Party of its rights hereunder shall be effective only if evidenced by a written instrument executed by a duly authorized representative of such Party. In no event shall such waiver of any rights hereunder constitute the waiver of such rights in any future instance unless the waiver so specifies in writing.

              4.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Ohio.

         The parties have executed and delivered this Agreement effective as of the day and year first above written.

COMPANY:                               HOLDER:
NDE ENVIRONMENTAL                      BANC ONE CAPITAL PARTNERS, L.P.
CORPORATION
                                       By: BOCP Corporation, General Partner
By: /s/ JAY ALLEN CHAFFEE
   -----------------------             By:     /s/ JAMES H. WOLFE
   Jay Allen Chaffee,                     -----------------------------------
   Chairman of the Board
                                       Its: James H. Wolfe, Authorized Signer
                                           ----------------------------------


                                           ----------------------------------


                                           ----------------------------------